Pages where confidential treatment has been requested are stamped “Confidential Treatment

Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.23E

TWELFTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This TWELFTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”). This Amendment shall be effective as of the date last signed below (the “Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) entered into effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

1.	Customer desires to utilize, and CSG agrees to implement, two (2) new CSG regions “QT05” and “QT07” in addition to the existing “QT04” region, in the Integrated Operations Testing Environment all three such regions collectively, the (“IOT Environment”) to support Customer’s Advanced Convergent Platform (“ACP”) testing requirements. The specifics of the implementation, interfaces and support shall be set forth in a mutually agreed upon Statement of Work. As a result, Exhibit A-5 entitled “Additional Services,” the Section entitled “Integrated Operations Testing Environment,” shall be deleted in its entirety and shall be replaced with the following:

Integrated Operations Testing Environment. The IOT Environment is a cluster of regions dedicated to Customer for the purpose of testing, integration and development with CCS. CSG will host the IOT Environment in a LPAR that is separate from the production LPAR and will consist of the following regions:

•	Test and integration regions (QT04, QT05 and QT07) will be sized ** ******-**** ******* ***** ** ****** ********** ****, ***** *** ***** **** **,***,*** ****** ***********.

(i)	CSG agrees to provide ** *** **** ******** ** *** **** *** *** IOT Environment. **** should ******** * *** *** *** *********** in the IOT Environment. In the event that Customer wishes to increase the capacity, ********** **** ** ****** ** *** ***** ** provided by CSG for in the fees set forth in Schedule F.

(ii)	CSG agrees to provide IOT direct access ******* ****** ******** (“IOT DASD Capacity”) of *** **. DASD should ******** *.** ** *** *** ****. In the event that Customer wishes to increase the capacity, ********** **** ** ****** ** *.**** *** *** **** ***** ** provided by CSG for the fees set forth in Schedule F.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(iii)	QT04, QT05 and QT07 will be supported by CSG ****** **** **** ***** *** ***, ***** **) **** *** **** in accordance with the following:

(a)	CSG shall use the daily scheduled build process except as set forth below. ****-**** **** **** **** *“***”* *** **** ***** *“***”* ****** **** **** ** ********* for production issue resolution or to prevent a delay in software implementation schedules. CSG will not support more than *** ****-**** ***** ** * ****** ***.

(b)	********** ********** *** ****, *** *** **** *** ************ ********** ******* ** ******** ******** ****** *:** ** **.

(c)	**** ******* **** ** **** ********* ** *** ** **** ** ******** *** ****** ***** ** *******.

(d)	********, ********* *** *** ******* **, *** ********, ******* ********** ******, *** ***** **** ******** **** ** ********* ** *** ** ******** * ****** (as defined in Schedule I of the Agreement).

(e)	****** ****** ** ***** ***-******** ******* ************ **** **** ** ** ********* ** * ******* **** **** ** ******** **** * ********** ****** ** ****** *** *** ** ******* *******.

(iv)	CSG will support QT04, QT05 and QT07 in accordance with the following:

(a)	**** **** ******: **** **** ****** *** ********* **** *******. **** *** **** **** ***** *** *** *** ** ************. **** **** ****** **** ** ********* ******-****** ****** ** ***-******** ********, *** ** ******* ********** *** ****** *** ********* ** ********.

(b)	******* ******: ***** **** ***** ***** *** ***** *** ****. ****** ******* ****** ******* ***-*** ******** ****, ***** ** ****** ******* ***-*** ******** ****, *** ******** ******* *** *** *** ******** ****, ****** ***** *** ********* ****** ** *** **** ******. *** ***** ******** ****** ******** ** *** ****** ******** *** ******* ***** *** **** ********** ** ******* *** **** ******.

(c)	**** ****: *********** **** **** **** ** *** ************** ** ********. ******* *** ****** **** ** ********* ** *** ** ********’* ******* **** **** ** ****.

(d)	*** ****** ********: *** ****** ******* *** **** ******* **** ** ********* ** ******** ** ******* ** *** **** ******* **** *** **********. ** ***, ***, ** ******* **** *“***”* ******* **** ** **** ** **** ****** ********* ** ********.

(e)	*** *********** ******: *** ***** **** ********** ** ******* *** **** ****** ****** ********** ******** **** ********** ************ ** **** ******. ****** ******* **** ** ***** ** ******** ** *** ********* *** ****** ********* *** **** ****** ************, ********* ** ****** ******* ****.

(f)	****** **** **** ******: *** **** **** ********** ** ******* *** **** ****** ****** ******* **** ****** **** **************. *** **** ****** ******** ** * ****** ***** ** *** ****** ****-******* **** ******.

(g)	********* ********** *** ********: ********** ********* ** *** ** *** *** *********** ******* ******** ******** ******* **************, *****

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

************ **** ***** *********, ****** ************, ******/***** **** **********, ***, ******** ******* ********* /******* ***** ********* *********, ******** ******* ********* *********, ***** **********– ***** ************ ***********, ******** ******* ********, ***** ** ************ **********, ******** ****** ** ******* ****** ****, ***** **********, ***-***-**** ***************, ***** *********, *** ********** *** **********, *** ********* ********, *** ********* ********, *** ********, ******** ***** ***** **** ********. ********** ********** *** ** ***** ** ********’* ******.

(h)	******* **********: *** *** ******* ********** **** **** ********** *** ******* ** ************ *** ******* ******* **** **** ********’* *** ***********.

(i)	*** *************: *** *** *** **** ****, ******* *** ******* ******** *** *** ******* ************* **** **** ** ********** ** *** ***-******* ****. *** **** ****** ******** **** *********** ******** ***** **** ***** ******* *******, ***** ** ********’* ********** *** ******** *********. *** **** ******* ********’* ********* ******* *** ******* *** ******** ********, ***** ** ********. *** ********* ***** *** ******* *** **** ************ **** ** ********* *********.

(j)	**-***** ***********: *** **** ******** *** *** *********** **** *** *** ********** ***-******* ****, ********* ***********, ***** ****** *“**”) *****, *** ******* ********** ***-**********; *** *** ********** ***-******* **** **** ** ***********, ** ******** ****** ******* *** *** ********, ***** ** *** ********** ******* ****. *** **** assist Customer with trouble shooting its processes as they relate to the IOT Environment.

(k)	******* *** ***********: *** **** ******* *** ****** ********** ** ****** **** *** *********** ********** *** ********, ********, **********, *** *** *********** *********** *** ****** ****** ** *********.

(l)	**-***** ******* **********: *** **** ******* **-***** ******* ********** *** ********** **** *** *** ***********.

(m)	**** *** **** ***********: *** **** ******* * ******* ****** ** ******** ********** *** *********** ** **** *** **** ** *** *** ***********.

(v)	Any support requested by Customer that is not included in paragraphs (iii) or (iv) above shall be requested in writing and provided by CSG ** *** ******** **** *** *** ****** ******* ***** set forth in Schedule F.

(vi)	The parties agree that ** *** ***** ********’* ****** ********** **** ******** ** ** *** *** ** ******** ** **** ********** ************** ********** ** ***** ** ******* *** **** ******* *************, *** ***** ****** ******** ** *** ********* ****** *** ********* **** *** *** ******* ***** ***** **** * ********** ********* ** **** ** ********* ****** ******** ****** *** *** ***** ** ******* *** ************* *** *** ****** ********** **** ********

2.	CSG and Customer agree to amend Schedule F, Fees, CSG Services, Section I, entitled “Processing,” by adding a new subsection G entitled “Integrated Operations Testing Environment for QT05 and QT07” as follows:

G.	Integrated Operations Testing Environment for regions QT05 and QT07

*********** ** ****/**** ** *******	*********	***
1. ********** ********** ******* *********** *** ******* **** *** **** ***** **

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

*********** ** ****/**** ** *******	*********	***
a) **** ********* ** ** *** *****)	*******	**,***.**
b) **** ********* ** *** ** *** *****)	*******	*,***.**
c) ********** ** *** ********/********	*******	****,***.**
d) ******* ******* ***** *)	*******	*** ******* *- *.*. *****

**** *: ******** ***** ******* *** * ******* ** *****-**** **** **** ******* ****** ** ****** *** **** ******. ***** *******, ** ***, **** ** ********** ** **** ***** ** **** ****.

**** *: ******* ******* ** *** *** *********** **** ** ******** ** * **** *** ********* ***** ***** ***.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C. (“CUSTOMER”)		CSG SYSTEMS, INC. (“CSG”)

By:	/s/ Michael K. McClaskey	By:	/s/ Michael J. Henderson

Name:	Michael K. McClaskey	Name:	Michael J. Henderson

Title:	Senior Vice President and Chief Information Officer	Title:	EVP Sales & Marketing

Date:	5-6-11	Date:	5/9/11

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